                                                                 EXHIBIT 10.4


                                                                EXECUTION COPY

                           STANDSTILL AGREEMENT NO. 3


                                          Dated as of September 12, 2002


         STANDSTILL AGREEMENT NO. 3 (this "AGREEMENT") in respect of the Amended and Restated Credit Agreement, dated as of September 24, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Genuity Inc. (the "BORROWER"), the lenders and agents party thereto, and JPMorgan Chase Bank (formerly known as The Chase Manhattan
Bank), as Administrative Agent (the "Agent"). Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

PRELIMINARY STATEMENTS

         (1) Certain Events of Default have occurred and are continuing under
(a) Section 6.01(g) of the Credit Agreement as a result of the conversion by Verizon of all but one of its Class B common shares of the Borrower into Class A Shares (such Events of Default, the "CONVERSION DEFAULTS") and (b) Section 6.01(c) of the Credit Agreement attributable to events relating to insolvency or similar proceedings of (including, without limitation, the financial condition, payment of taxes by, or solvency of) Integra S.A., a 93% owned subsidiary of the Borrower organized under the laws of France (such Events of Default, the "INTEGRA DEFAULTS", and collectively with the Conversion Defaults, the "EXISTING DEFAULTS").

         (2) The Borrower has requested that the Lenders agree not to exercise any of their rights and remedies under the Credit Agreement based upon the occurrence and continuance of the Existing Defaults or in respect of the Revolving Credit Advance in the amount of $722,500,000 made by certain Lenders to the Borrower on July 22, 2002, which amount has been reduced to $572,500,000 (the "ADVANCE") as a condition to the effectiveness of the Standstill Agreement dated as of July 29, 2002, and the Standstill Agreement No. 2 dated as of August 13, 2002, in each case during the Standstill Period (and the Second Standstill Period, if applicable).

         (3) The Required Lenders have indicated their willingness to agree to forbear from exercising any rights and remedies under the Credit Agreement based on the occurrence and continuance of the Existing Defaults or that would otherwise be immediately available to the Lenders, in consideration of the agreements of the Borrower and the Guarantors set forth in this Agreement and on the terms and subject to the satisfaction of the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises, and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

         SECTION 1. STANDSTILL; FUNDS TRANSFER PROCESSING. During the period (the "STANDSTILL PERIOD") commencing upon the occurrence of the Effective Date (as defined below) and ending on the earlier to occur of (a) 5:00 pm (New York time) on October 11, 2002 and (b) the rescission of the standstill described in this Section 1 pursuant to Section 3 (such earlier date being the "TERMINATION DATE"), each Lender and the Agent agrees (i) with respect to the Existing Defaults that it will not exercise any of its rights or remedies under or with respect to the Credit Agreement or any Note, including, without limitation, any right to declare the Notes, all interest thereon and all other amounts payable under the Credit Agreement to be forthwith due and payable, any Guaranty or any other agreement, document or instrument executed and delivered in connection with the Credit Agreement or a Guaranty (collectively


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                                       2

with the Credit Agreement, the Notes and the Guaranty, the "CREDIT DOCUMENTS") and (ii) that it will not commence or file any suit, proceeding or litigation in any court, governmental agency or arbitrator against the Borrower or any of its Subsidiaries in any way relating to the Credit Documents or the Advance. On the Termination Date (and on the Second Termination Date, if applicable) without any further action by the Agent or any Lender, all of the terms and provisions set forth in the Credit Agreement with respect to the Existing Defaults shall have the same force and effect as if this Agreement had not been entered into by the parties hereto, and the Agent and each of the Lenders shall have all of the rights and remedies afforded to them under the Credit Agreement and applicable law with respect to the Existing Defaults as though no standstill had been granted by them hereunder. Nothing in this Section 1 (or in Section 5, as applicable) shall affect the rights and remedies of the Agent and the Lenders under or in connection with the Credit Agreement with respect to any Event of Default, other than the Existing Defaults, or any other event or occurrence. Further, the Lenders and the Agent undertake hereby, at all times during the Standstill Period, (and during the Second Standstill Period, if applicable) to process all transfers of funds to or for the benefit of the Borrower or any of its Subsidiaries during the course of each Business Day in a time frame consistent with commercially reasonable, normal banking practices applicable to funds transfers generally (it being understood that neither the Agent nor any Lender shall be required to incur any material increased risk in excess of levels existing on or prior to July 22, 2002, in connection with this undertaking).

         SECTION 2. AGREEMENTS BY BORROWER. During the Standstill Period, the Borrower agrees that:

         (a) it shall not permit the aggregate amount of cash expended or paid in excess of cash received, in each case in an aggregate amount by the Borrower and its Subsidiaries, on a consolidated basis during the Standstill Period, to exceed $64,500,000; PROVIDED that notwithstanding the forgoing, the payments previously disclosed to the Agent and the Lenders in writing may also be made during the Standstill Period (which payments the Borrower represents and warrants will be made in the ordinary course of business and in a manner that is no sooner than is consistent with past practice);

         (b) subject to Section 2(d) and 4(a) hereof, it shall, at all times during the Standstill Period, with respect to the proceeds of the Advance, (i) maintain all such proceeds in the deposit or security accounts in which such proceeds are currently deposited and (ii) not use or expend the amounts in such accounts for any purpose (it being understood that such amounts are and may continue to be invested in short-term money market funds during such period);

         (c) amounts repaid pursuant to Section 2(d) and 4(a) hereof may not be reborrowed; and

         (d) if, at any time during the Standstill Period, Deutsche Bank AG New York Branch ("DEUTSCHE BANK") makes available for the account of the Borrower, in readily available funds at such account as may be designated by the Borrower, an amount equal to $127,500,000 (the "DEUTSCHE BANK FUNDING"; such amount representing Deutsche Bank's ratable share of the $850,000,000 Revolving Credit Advance requested by the Borrower to be made on July 22, 2002, and constituting for all purposes hereunder when made a portion of the Advance), the Borrower shall by no later than the next Business Day thereafter repay to the Agent, for the benefit of Deutsche Bank, an aggregate principal amount of $30,882,352; such amount being a voluntary repayment of an equivalent portion of the Deutsche Bank Funding (it being understood that the Deutsche Bank Funding may alternatively be made by Deutsche Bank net of $30,882,352).

         SECTION 3. RESCISSION. The standstill provisions of Section 1 and the waiver in Section 6 may upon notice to the Borrower be rescinded by the Required Lenders or by the Agent (acting with the consent or at the direction of the Required Lenders) on, and effective as of 9:00 am (New York time) on:


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                                       3

         (a) the date on which any Event of Default (other than an Existing Default) occurs;

         (b) the date on which the Borrower has not complied with any of the requirements set forth in Section 2 hereof;

         (c) the date on which (i) the Borrower or any of its Subsidiaries pays any sum in excess of $100,000,000 pursuant to any judgment or order for the payment of money which has been rendered against the Borrower or such Subsidiary or (ii) any lien or attachment (other than in favor of the Agent or any Lender) on any material portion of any material assets or property of the Borrower or any of its Material Subsidiaries has occurred pursuant to any foreclosure proceeding or otherwise;

         (d) the date on which Verizon or any of its Subsidiaries or affiliates
(i) commences or files any suit, proceeding or litigation in any court, governmental agency or arbitrator against or affecting the Borrower in any way relating to the lending arrangements between Verizon and the Borrower, (ii) receives any payment from or on behalf of the Borrower pursuant to Verizon's credit facility with the Borrower, or exercises any rights or remedies under or in respect of such credit facility or (iii) breaches any obligation of a material nature under, or terminates, any material contract or agreement with the Borrower;

         (e) the date on which the Borrower or any of its Subsidiaries commences or files any suit, proceeding or litigation in any court, governmental agency or arbitrator against any of the undersigned Lenders or their affiliates under or in connection with the Credit Agreement (excluding, for the avoidance of doubt, any such action against Deutsche Bank);

         (f) the date on which the Borrower declares or pays any dividends, or purchases, redeems, retires, defeases or otherwise acquires for value any of its equity interests now or hereafter outstanding, or returns any capital to its stockholders, or makes any distribution of assets, equity interests, obligations or securities to its stockholders; in any case under this clause (f) in an aggregate amount in excess of $10,000; or

         (g) the date on which the Borrower prepays, redeems, purchases, defeases or otherwise satisfies prior to the scheduled maturity thereof in any manner, or makes any payment in violation of any subordination terms of, any Debt, or permits any of its Subsidiaries to do any of the foregoing, other than
(i) the prepayment of the Advances in accordance with the terms of this Agreement, (ii) the prepayment of any Debt payable to the Borrower and (iii) the payment of cash-on-delivery charges to trade creditors in the ordinary course of business.

         SECTION 4. CONDITIONS OF EFFECTIVENESS OF THIS AGREEMENT. This Agreement shall become effective as of the first date (the "EFFECTIVE DATE") that (i) the Agent and the Borrower shall have received counterparts of this Agreement executed by the Borrower, each Guarantor, the Agent and the Required Lenders and (ii) each of the following conditions precedent shall have been satisfied:

         (a) The Borrower shall have paid to the Agent, for the benefit of each of the Lenders listed in Schedule I hereto, an aggregate principal amount of $25,000,000; such amount being a voluntary repayment of an aggregate principal amount of $25,000,000 of the Advance.

         (b) No event shall have occurred and be continuing that constitutes a Default, other than the Existing Defaults.


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                                       4

         (c) Verizon shall have executed and delivered a standstill agreement, in form and substance satisfactory to the Agent, agreeing to forbear from taking actions of the type specified in Section 3(d) for so long as the standstill provisions under Section 1 (and Section 5, if applicable), and the waiver in
Section 6, are in full force and effect.

         (d) The Borrower shall have paid all fees and expenses of the Agent which have been invoiced on or prior to the date hereof (including the accrued fees and expenses and retainers of all counsel and the financial adviser to the Agent).

         SECTION 5. CONDITIONAL SECOND STANDSTILL PERIOD. (a) If at any time during the period from the date hereof to November 12, 2002, each of the undersigned Lenders in its sole discretion approves (such date of approval, the "APPROVAL DATE") the form and substance of a Memorandum of Understanding between Verizon and the Borrower (it being understood that to the extent any provisions of such Memorandum of Understanding contemplates changes to the Credit Agreement, such changes shall also be approved by the percentage of Lenders required under the Credit Agreement), which Memorandum of Understanding shall contain the final terms and conditions (including standard and customary representations and warranties) upon which a proposed strategic realignment transaction between Verizon and the Borrower shall be consummated (subject to the preparation, execution and delivery of definitive documentation and the other conditions precedent to such transaction specified in such Memorandum of Understanding), the standstill provisions specified in Section 1 shall again be in effect, starting on the Approval Date and ending on the earlier to occur of
(i) 5:00 pm (New York time) on November 12, 2002 and (ii) the rescission of the standstill described in this Section 5(a) pursuant to Section 5(d) (such earlier date, the "SECOND TERMINATION DATE", and such standstill period, the "SECOND STANDSTILL PERIOD").

         (b) On the Approval Date the Borrower shall pay to the Agent, for the benefit of each of the Lenders listed in Schedule I hereto, an aggregate principal amount of $25,000,000; such amount being a voluntary repayment of an aggregate principal amount of $25,000,000 of the Advance; and the Second Standstill Period shall commence concurrently with such payment.

         (c) During the Second Standstill Period, the Borrower agrees that:

         (i) it shall not permit the aggregate amount of cash expended or paid in excess of cash received, in each case in an aggregate amount by the Borrower and its Subsidiaries, on a consolidated basis during the Second Standstill Period, to exceed the amount specified in the Memorandum of Understanding;

         (ii) subject to clause (c)(iv) below, it shall, at all times during the Second Standstill Period, with respect to the proceeds of the Advance, (1) maintain all such proceeds in the deposit or security accounts in which such proceeds are currently deposited and (2) not use or expend the amounts in such accounts for any purpose (it being understood that such amounts are and may continue to be invested in short-term money market funds during such period);

         (iii) amounts repaid pursuant to Section 5(b) and clause (c)(iv) below may not be reborrowed; and

         (iv) if, at any time during the Second Standstill Period, Deutsche Bank makes available for the account of the Borrower the Deutsche Bank Funding, the Borrower shall by no later than the next Business Day thereafter repay to the Agent, for the benefit of Deutsche Bank, an aggregate principal amount of $35,294,117; such amount being a voluntary repayment of an equivalent portion of the Deutsche Bank Funding (it being understood that the Deutsche Bank Funding may alternatively be made by Deutsche Bank net of $35,294,117).


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                                       5

         (d) The standstill provisions of Section 5(a) and the waiver in Section 6 may upon notice to the Borrower be rescinded by the Required Lenders or by the Agent (acting with the consent or at the direction of the Required Lenders) on and effective as of 9:00 am (New York time) on:

         (i) the date on which any Event of Default (other than an Existing Default) occurs;

         (ii) the date on which the Borrower has not complied with any of the requirements set forth in Section 5(c) hereof; or

         (iii) the date on which any of the events in Section 3(c), 3(d), 3(e), 3(f) or 3(g) occurs.

         SECTION 6. WAIVER. During the Standstill Period (and during the Second Standstill Period, if applicable), the Required Lenders agree to waive, solely with respect to the Integra Defaults, the applicable requirements of Article V of the Credit Agreement. On and after the Termination Date (and on and after the Second Termination Date, if applicable), without any further action by the Agent or any Lender, all of the terms and provisions set forth in the Credit Agreement with respect to Integra Defaults thereunder that are waived hereunder shall have the same force and effect as if this Agreement had not been entered into by the parties hereto, and the Agent and the Lenders shall have all of the rights and remedies afforded to them under the Credit Documents with respect to any such Defaults as though no waiver had been granted by them hereunder.

         SECTION 7. RESERVATION OF RIGHTS. On and after the Termination Date (and on and after the Second Termination Date, if applicable), the Agent and each of the Lenders reserve the right to exercise any and all available rights and remedies under the Credit Documents, applicable law and general principles of equity at any time and from time to time arising from or in any way related to the Advance, the Existing Defaults, any other Default or Event of Default which has occurred under or in respect of the Credit Documents or any other document or agreement to which the Agent or any Lender is a party, or any other event or occurrence.

         SECTION 8. ACKNOWLEDGMENT. (a) The Lenders acknowledge that (i) Deutsche Bank shall not be entitled to receive any portion of the proceeds paid by the Borrower to the Agent for the benefit of the Lenders specified on
Schedule I hereto pursuant to Section 4(a) or 5(b) hereof, and (ii) none of the Lenders specified on Schedule I hereto shall be entitled to receive any portion of the proceeds paid by the Borrower to the Agent for the benefit of Deutsche Bank pursuant to Section 2(d) or 5(c)(iv) hereof, as applicable.

         (b) Each of the Borrower and the Guarantors acknowledges that (i) certain Events of Default (A) have occurred and are continuing under Section 6.01(g) of the Credit Agreement as a result of the Conversion Defaults and (B) are expected to occur and be continuing during the Standstill Period (and the Second Standstill Period, if applicable) under Section 6.01(c) of the Credit Agreement as a result of the Integra Defaults and (ii) an aggregate principal amount of $572,500,000 in respect of the Revolving Credit Advance made by the Lenders on Schedule I hereto on July 22, 2002 is outstanding on the date hereof under the Credit Agreement (prior to giving effect to the payments made pursuant to Section 4(a) hereof).

         SECTION 9. NO COMMITMENT. Neither this Agreement nor any action or inaction on the part of the Agent or any of the Lenders shall be construed to constitute or represent a commitment by the Agent or any Lender to restructure or refinance the Credit Agreement or any other Debt of the Borrower.

         SECTION 10. EFFECT ON THE CREDIT AGREEMENT; NOTICE. The Borrower and each Guarantor acknowledges and agrees that the Credit Agreement, the Notes, each Guaranty and all other Credit Documents, except to the extent of the modifications specifically provided above, (i) are and shall continue


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                                       6

to be in full force and effect and (ii) are hereby in all respects ratified and confirmed. The Borrower agrees to give prompt notice to the Agent (which will give prompt notice thereof to all Lenders) of the occurrence of any event specified in Section 3 or Section 5(d).

         SECTION 11. AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure by any party hereto therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower, the Agent and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 12. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 13. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 14. WAIVER OF JURY TRIAL; SUBMISSION TO JURISDICTION; ETC. Each of the Borrower, the Agent and the Lenders (i) irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the Agent or any Lender in the negotiation, administration, performance or enforcement hereof and (ii) agree that Section 8.10 of the Credit Agreement shall apply to this Agreement to the same extent as specified therein.

         SECTION 15. AMENDMENT AND RESTATEMENT. This Agreement amends and restates in its entirety the Standstill Agreement No. 2 dated as of August 13, 2002 among the parties hereto.



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                                       7

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                 GENUITY INC., as Borrower


                                 By /s/ Daniel P. O'Brien
                                   ----------------------------------------
                                    Name:  Daniel P. O'Brien
                                    Title: Executive Vice President and
                                           Chief Financial Officer


                                 GENUITY SOLUTIONS INC., as Guarantor


                                 By /s/ Daniel P. O'Brien
                                   ----------------------------------------
                                    Name:  Daniel P. O'Brien
                                    Title: Executive Vice President and
                                           Chief Financial Officer


                                 GENUITY TELECOM INC., as Guarantor


                                 By /s/ Daniel P. O'Brien
                                   ----------------------------------------
                                    Name:  Daniel P. O'Brien
                                    Title: Executive Vice President and
                                           Chief Financial Officer


                                 AGREED AND ACCEPTED

                                 JP Morgan Chase Bank (formerly known as The
                                 Chase Manhattan Bank), as Administrative Agent and as Lender


                                 By /s/ MaryEllen Egbert
                                   ----------------------------------------
                                    Name:  MaryEllen Egbert
                                    Title: Managing Director


                                 THE BANK OF NEW YORK
                                 ------------------------------------------


                                 By /s/ George P. Malanga
                                   ----------------------------------------
                                    Name:  George P. Malanga
                                    Title: Senior Vice President


                                 BNP PARIBAS
                                 ------------------------------------------


                                 By /s/ Nuala Marley
                                   ----------------------------------------
                                    Name:  Nuala Marley
                                    Title: Director


                                 By /s/ Barbara Eppolito
                                   ----------------------------------------
                                    Name:  Barbara Eppolito
                                    Title: Vice President


                                 CITICORP USA INC.
                                 ------------------------------------------


                                 By /s/ James J. Sheridan
                                   ----------------------------------------
                                    Name:  James J. Sheridan
                                    Title: Vice President and Managing Director


                                 CREDIT SUISSE FIRST BOSTON
                                 ------------------------------------------


                                 By /s/ Didier Siffer
                                   ----------------------------------------
                                    Name:  Didier Siffer
                                    Title: Director


                                 By /s/ Marisa J. Harney
                                   ----------------------------------------
                                    Name:  Marisa J. Harney
                                    Title: Managing Director


                                 MIZUHO CORPORATE BANK, LTD.
                                 ------------------------------------------


                                 By /s/ John D. Doyle
                                   ----------------------------------------
                                    Name:  John D. Doyle
                                    Title: Senior Vice President


                                 TORONTO DOMINION (TEXAS), INC.
                                 ------------------------------------------


                                 By /s/ Debbie A. Greene
                                   ----------------------------------------
                                    Name:  Debbie A. Greene
                                    Title: Vice President


                                 WACHOVIA BANK, NATIONAL ASSOCIATION
                                 ------------------------------------------


                                 By /s/ Thomas M. Cambern
                                   ----------------------------------------
                                    Name:  Thomas M. Cambern
                                    Title: Managing Director


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                                       8

                                   SCHEDULE I
                                REPAYMENT AMOUNTS



           ------------------------------- ----------------------
           LENDER                             REPAYMENT AMOUNT
           ------------------------------- ----------------------
           JPMorgan Chase Bank                  $7,352,941.17
           ------------------------------- ----------------------
           Citicorp USA Inc.                    $4,411,764.70
           ------------------------------- ----------------------
           Credit Suisse First Boston           $4,411,764.70
           ------------------------------- ----------------------
           BNP Paribas                          $2,941,176.47
           ------------------------------- ----------------------
           The Bank of New York                 $1,470,588.24
           ------------------------------- ----------------------
           Mizuho Corporate Bank                $1,470,588.24
           ------------------------------- ----------------------
           Toronto Dominion (Texas) Inc.        $1,470,588.24
           ------------------------------- ----------------------
           Wachovia Bank, N.A.                  $1,470,588.24
           ------------------------------- ----------------------
           TOTAL                               $25,000,000.00
           ------------------------------- ----------------------